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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                ---------------

                                    FORM 8-A


               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                               AVERSTAR, INC.
        --------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

Delaware                                                               043411541
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(State of incorporation                                            (IRS Employer
or organization)                                             Identification No.)

23 Fourth Avenue, Burlington, MA                                           01803
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(Address of principal executive offices)                              (Zip Code)


Securities to be registered pursuant to Section 12(b) of the Act:

                                            Name of each exchange on
                    Title of each class      which each class is to
                    To be so registered          be registered
                 ------------------------   ------------------------
                           None                       None

If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [ ]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [X]

Securities Act registration statement file number to which this form relates:

                                    333-78517
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Securities to be registered pursuant to Section 12(g) of the Act:

                    COMMON STOCK, $0.001 PAR VALUE PER SHARE
                    ----------------------------------------

Item 1. Description of Registrant's Securities to be Registered
        -------------------------------------------------------

     The description of the Common Stock of Registrant set forth under the caption "Description of Securities" in the Registrant's Registration Statement on Form S-1 (File No. 333-78517) as originally filed with the Securities and Exchange Commission on May 14, 1999, or as subsequently amended (the "Registration Statement"), and in the Prospectus included in the Registration Statement, is hereby incorporated by reference in response to this item.

Item 2. Exhibits
        --------

     The following exhibits are filed herewith or incorporated herein by reference:

Exhibit Number                  Exhibit Title or Description
--------------                  ----------------------------

     3.1                     Amended and Restated Certificate of
                          Incorporation of AverStar (incorporated by
                         reference to Exhibit 3.1 of the Registration
                                          Statement)

     3.2                   Certificate of Amendment of Amended and
                           Restated Certificate of Incorporation of
                            AverStar (incorporated by reference to
                          Exhibit 3.2 of the Registration Statement)

     3.3                     Form of Second Amended and Restated
                         Certificate of Incorporation of AverStar, to
                          become effective upon the closing of this
                        offering (incorporated by reference to Exhibit
                             3.3 of the Registration Statement)

     3.4                    Bylaws of AverStar (incorporated by
                        reference to Exhibit 3.4 of the Registration
                                          Statement)

     3.5                   Form of Amended and Restated Bylaws of
                           AverStar, to become effective upon the
                          closing of this offering (incorporated by
                        reference to Exhibit 3.5 of the Registration
                                          Statement)

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                                   SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


Dated:  July 8, 1999                AverStar, Inc.



                                    By:    /s/ Michael B. Alexander
                                       -----------------------------------------
                                             Michael B. Alexander
                                             Chief Executive Officer; Chairman

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